                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT 1934

        Date of Report (date of earliest event reported): April 13, 2006


                               COMTECH GROUP, INC.
               (Exact name of registrant as specified in charter)

                                    MARYLAND
                 (State or other jurisdiction of incorporation)

       000-02642                                             52-0466460
(Commission File Number)                       (IRS Employer Identification No.)

                         C/O COMTECH GROUP, ROOM 10001,
                           TOWER C, SKYWORTH BUILDING,
                           HIGH-TECH INDUSTRIAL PARK,
                           NANSHAN, SHENZHEN 5180, PRC
           ---------------------------------------------------------
              (Address of principal executive offices and zip Code)

                              011-86-755-267-43210
            ---------------------------------------------------------
               (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


         Deloitte Touche Tohmatsu ("DTT") was previously the principal accountants for Comtech Group, Inc (the "Company"). On April 13, 2006, DTT's appointment as principal accountants was terminated. The decision to dismiss DTT was approved by the audit committee of the board of directors.

         On April 13, 2006, KPMG was engaged as principal accountants for Comtech Group, Inc (the "Company"), and such engagement was approved by the audit committee.

         In connection with the audits for the years ended December 31, 2004 and 2005, there were no disagreements with DTT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

         The audit reports of DTT on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 2004 and 2005 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         There were no "reportable events", as that term is described in Item 304(a)(1)(v) of Regulation S-K, for the years ended December 31, 2004 and 2005.

         The Company has requested DTT to furnish a letter addressed to the SEC stating whether it agrees with the above statements. A copy of that letter will be filed as an amendment to this Current Report on Form 8-K.

         During the two most recent fiscal years and in the subsequent interim period prior to April 13, 2006, the Company did not consult with KPMG regarding
(i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's consolidated financial statements and no written or oral advice was provided by KPMG that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-B.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            COMTECH GROUP, INC.

                                            By: /s/ Hope Ni
                                                --------------------------------
                                                Name: Hope Ni
                                                Title: Chief Financial Officer



Dated: April 13, 2006